Investment Properties	12 Months Ended
Dec. 31, 2018
Investment Properties
Investment Properties

17.  Investment Properties:

	2016	2017	2018
	MCh$	MCh$	MCh$
Net Balance as of January 1,	15,042	14,674	14,306
Additions resulting from business combinations	—	—	—
Reclassifications	—	—	—
Disposals	—	—	—
Depreciation charges in the period	(368)	(368)	(368)
Impairment	—	—	—
Net Balance as of December 31,	14,674	14,306	13,938

Estimated useful lives applied by the Bank are presented in Note No. 2(l) on Property and equipment.

As of December 31, 2018, the fair value of the investment properties held by the Bank is Ch$ 46,562 million (Ch$ 42,230 million as of December 31, 2017).

In 2018, the Bank earned income of Ch$6,265 million  (Ch$5,844 million in 2017) renting out their investment properties. In the same period the Bank incurred corresponding expenses of Ch$2,806 million and Ch$2,794 million per year in 2017 and 2018.